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                                                                   Exhibit 23.02


                         CONSENT OF INDEPENDENT AUDITORS



                  We consent to the use in this Registration Statement of Dynamic International, Ltd. on Form S-1 of our report dated August 30, 1996, appearing in the Prospectus, which is part of this Registration Statement.

                  We also consent to the reference to us under the heading "Experts" in such Prospectus.




Moore Stephens, P.C.

New York, New York
April 16, 1997